UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22499

NXG NextGen Infrastructure Income Fund
(Exact name of registrant as specified in charter)

4925 Greenville Avenue, Suite 1310

Dallas, TX 75206
(Address of principal executive offices) (Zip code)

John Musgrave

4925 Greenville Avenue, Suite 1310

Dallas, TX 75206
(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2024

EXPLANATORY NOTE

The Registrant is filing this amendment to its Form N-CSR (the “Amendment”) for the period ended November 30, 2024, originally filed with the Securities and Exchange Commission on February 10, 2025 (Accession Number 0001398344-25-002260) (the “Original Filing”). This Amendment is filed solely for the purpose of filing as an exhibit a Consent of Independent Registered Public Accounting Firm. Except as set forth above (and the dates included on the signature page and the certifications required by Rule 30a-2(a) and Rule 30a-2(b)), the Amendment does not amend, update or change any other information or disclosures contained in the Original Filing and this Amendment does not reflect any events occurring after the Original Filing. Items 1 through 13 of this Amendment to the Registrant’s Form N-CSR are incorporated by reference to the Original Filing.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated herein by reference to the Original Filing.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Incorporated herein by reference to the Original Filing.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(5) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

(c)	Consent of independent registered public accounting firm. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NXG NextGen Infrastructure Income Fund

By (Signature and Title)*	/s/ John Musgrave
John Musgrave, President & Chief Executive Officer

Date	5/22/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Musgrave
John Musgrave, President & Chief Executive Officer

Date	5/22/2025

By (Signature and Title)*	/s/ Blake R. Nelson
Blake R. Nelson, Chief Financial Officer & Treasurer

Date	5/22/2025

*	Print the name and title of each signing officer under his or her signature.